                           AMENDMENT NO. 2 AND WAIVER


                         Dated as of September 28, 1995

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1994

          CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

          Section 1.1. CREDIT AGREEMENT. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994, as amended by Amendment No. 1 thereto, dated as of March 6, 1995, among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent (the "Credit Agreement"). Terms used in this Amendment No. 2 and Waiver (this "Amendment and Waiver") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment and Waiver (the "Amended Credit Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. CERTAIN AMENDMENTS. Upon and after the Amendment and Waiver Effective Date (as defined in Section 1.4 hereof):

          (a)  Section 1.01 of the Credit Agreement shall be amended by:

               (i) restating the definition of "Free Cash Flow Coverage Ratio" therein to read as follows:

               "FREE CASH FLOW COVERAGE RATIO" shall mean, as of the last day of any four consecutive Quarter period (the "Test Period"), the ratio of

     (a)  the Operating Cash Flow for such Test Period

          PLUS CNJ Availability as of the first day of such Test Period

          PLUS (x) the lesser of

               (i) (A) the Total Available Revolving Credit Commitment as of the first day of such Test Period (less the aggregate principal amount of the Revolving Credit Loans and Letter of Credit Liabilities then outstanding on such day) PLUS (B) Net Cash Proceeds from New Preferred Stock, New Common Stock and New Subordinated Debt issued during such Test Period, in each case to the extent such Net Cash Proceeds do not constitute Refunding Proceeds, MINUS (C) the amount of any reduction in the Total Commitment pursuant to Section 2.04(c)(1)(A) or (C) during such Test Period MINUS (D) the amount of any increase in the limit on unspecified Investments during such Test Period as specified in a notice to the Agent provided for in clauses (A) and (B) of the first proviso contained in Section 9.16(ix), and

               (ii) for each Test Period beginning on or before December 31, 1995, $150,000,000, (B) for each Test Period beginning thereafter and on or before December 31, 1996, $140,000,000, (C) for each Test Period beginning thereafter and on or before December 31, 1997, $130,000,000, and (D) for each Test Period beginning on or after January 1, 1998, 120,000,000,

          MINUS (y) the aggregate amount of capital expenditures made and taxes paid in cash during such Test Period, to

     (b) Total Debt Expense for such Test Period.

               (ii) inserting therein a new definition of "New Common Stock" as follows:

               "NEW COMMON STOCK" shall mean any common stock of any class of the Company issued after September 1, 1995.

               (iii) inserting the words "(other than with common stock or other New Preferred Stock of the Company)" after the words "in whole or in part" in clause (i) of the definition of "New Preferred Stock" therein.

               (iv) restating the definition of "Refunding Proceeds" therein to read as follows:

               "REFUNDING PROCEEDS" shall mean, as specified in a notice from the Company to the Agent, with respect to any New Subordinated Debt, any New Preferred Stock or any New Common Stock of the Company, (i) an amount equal to up to 100% of the Net Cash Proceeds thereof, but only to the extent that the Company purchases, acquires, redeems, retires, pays or prepays Subordinated Debt, any obligations of the Company under any Guarantee permitted under Section 9.12(x) hereof or preferred stock of the Company (other than, in the case of Net Cash Proceeds of New Subordinated Debt, New Preferred Stock as to which notice had been given pursuant to
     Section 9.16(ix)(A) hereof) with such Net Cash Proceeds immediately upon receipt thereof or (ii) the proceeds of Revolving Credit Loans reborrowed by the Company in an aggregate amount not to exceed other Revolving Credit Loans that were prepaid with the Net Cash Proceeds of such New Subordinated Debt, New Preferred Stock or New Common Stock (less the amount of any such Net Cash Proceeds constituting Refunding Proceeds by reason of clause (i) above), but, in each case, only to the extent that the Company purchases, acquires, redeems, retires, pays or prepays Subordinated Debt, any obligations of the Company under any Guarantee permitted under Section 9.12(x) hereof or preferred stock of the Company (other than, in the case of any Revolving Credit Loans that were repaid with Net Cash Proceeds of New Subordinated Debt, New Preferred Stock as to which notice had been given pursuant to Section 9.16(ix)(A) hereof) with such reborrowed amounts at any time within the period ending (A) if such reborrowed amounts were prepaid with Net Cash Proceeds of New Subordinated Debt, 75 days after the date of the incurrence, issuance or sale of such New Subordinated Debt and
     (B) if such reborrowed amounts were prepaid with Net Cash Proceeds of New Preferred Stock or New Common Stock of the Company, one year after the incurrence, issuance or sale of such New Preferred Stock or New Common Stock.

               (v) inserting the words "(other than to the extent any such dividends and distributions are paid in New Common Stock or New Preferred Stock)" after the words "during such period" in clause (i) of the definition of "Total Fixed Charges" therein.

          (b) Section 9.16(ix) of the Credit Agreement shall be amended by (i) deleting the words "six months" in clause (A) thereof and inserting in lieu thereof the words "one year", (ii) inserting the words "not constituting Refunding Proceeds" after the word "issuance" the first time such word appears in the thirteenth line thereof, and (iii) deleting the words "(B) upon the issuance of common stock by 66.60% of the Net Cash Proceeds of such issuance;" in the thirteenth and fourteenth lines thereof and inserting in lieu thereof the following:

     (B) upon notice from the Company to the Agent given within one year after the date of issuance of any New Common Stock

     (which notice may be given only once in respect of each such issuance), by the amount specified in the such notice (which amount shall not be in excess of 66.60% of the Net Cash Proceeds of such issuance not constituting Refunding Proceeds);

          (c) Section 9.17 of the Credit Agreement shall be amended by (i) deleting the word "permitted" in clause (i)(A) thereof and inserting in lieu thereof the words "not prohibited", (ii) inserting the words "or any preferred stock issued to holders of Series E Redeemable Exchangeable Convertible Preferred Stock in exchange therefor, provided that the interest on such preferred stock will not exceed the interest currently due on the Series E Redeemable Exchangeable Convertible Preferred Stock" after the words "Series E Redeemable Exchangeable Convertible Preferred Stock" in clause (i)(B) thereof,
(iii) deleting the word "and" at the end of clause (iii) thereof and inserting a comma in lieu thereof and (iv) inserting the words "and (v) make any Restricted Payment to the extent payable in New Common Stock or New Preferred Stock of the Company" before the period at the end thereof.

          Section 1.3. WAIVER. Upon and after the Amendment and Waiver Effective Date as defined in Section 1.4, the Banks shall waive compliance with:

               (a) the limitation set forth in the second parenthetical in clause (A) of the first proviso contained in Section 9.16(ix) of the Credit Agreement solely to the extent necessary to permit the Company to increase the amount of Investments permitted by Section 9.16(ix) by 100% of the Net Cash Proceeds received from the issuance by the Company of its New Preferred Stock to General Electric Capital Corporation in an aggregate amount not exceeding $500,000,000 (the "Preferred Issuance") upon notice to the Agent, which notice is hereby deemed to have been given; and

               (b) the commitment reduction provision of Section 2.04(c)(i)(C) solely with respect to the Preferred Issuance.

          Section 1.4.  EFFECTIVE DATE.   This Amendment and Waiver shall be
effective on the first date (the "Amendment and Waiver Effective Date") when the following conditions shall have been satisfied:

          (a) This Amendment and Waiver shall have been duly executed and delivered by each of the Company, the Restricted Subsidiaries that are parties to the Credit Agreement, the Agents and the Majority Banks.

          (b) The Company and the Restricted Subsidiaries shall have provided the Agent (with copies to be provided for each Bank) with:

          (i) certified copies of the name and signature of each of the persons authorized to sign this Amendment and Waiver on behalf of the Company and such of the Restricted Subsidiaries as are parties hereto;

          (ii) an opinion of Robert Lemle, Esq., General Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request; and

          (iii) an opinion of Sullivan & Cromwell, special New York Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and the Restricted Subsidiaries has full power, authority and legal right to make and perform such of this Amendment and Waiver and the Amended Credit Agreement to which it is a party. This Amendment and Waiver and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and the Restricted Subsidiaries as are parties thereto, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Amendment and Waiver and the Amended Credit Agreement by each of the Company and the Restricted Subsidiaries which is a party thereto have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a

Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and the Restricted Subsidiaries of this Amendment and Waiver and the Amended Credit Agreement.

               Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Amendment and Waiver Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment and Waiver.

                                   ARTICLE III

                                  MISCELLANEOUS

          Section 3.1. GOVERNING LAW. This Amendment and Waiver shall be construed in accordance with and governed by the laws of the State of New York.

          Section 3.2. COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 3.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and Waiver.

                       [THE NEXT PAGE IS A SIGNATURE PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.

                              CABLEVISION SYSTEMS CORPORATION, for itself
                                and as a General Partner of Cablevision
                                Finance Limited Partnership


                              By
                                 --------------------------------
                                 Title:

                              CABLEVISION AREA 9 CORPORATION

                              CABLEVISION FAIRFIELD CORPORATION

                              CABLEVISION FINANCE CORPORATION

                              CABLEVISION LIGHTPATH, INC.

                              CABLEVISION OF CLEVELAND GP, INC., for itself
                                and as a General Partner of Cablevision of Cleveland Limited Partnership

                              CABLEVISION OF CLEVELAND LP, INC.

                              CABLEVISION OF CONNECTICUT CORPORATION

                              CABLEVISION OF MICHIGAN, INC.

                              CABLEVISION SYSTEMS DUTCHESS CORPORATION

                              CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                              CABLEVISION SYSTEMS GREAT NECK CORPORATION

                              CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                              CABLEVISION SYSTEMS ISLIP CORPORATION

                              CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                              CABLEVISION SYSTEMS SUFFOLK CORPORATION

                              CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                              COMMUNICATIONS DEVELOPMENT CORPORATION

                              CSC ACQUISITION CORPORATION

                              CSC ACQUISITION - MA, INC.

                              CSC ACQUISITION - NY, INC.


                              By
                                 --------------------------------
                                 Title:
                                         of each of the above-
                                         named twenty corporations

                              CABLEVISION FINANCE LIMITED PARTNERSHIP

                              By  Cablevision Systems Corporation,
                                  as General Partner

                              CABLEVISION OF CLEVELAND LIMITED
                                 PARTNERSHIP

                              By  Cablevision of Cleveland GP, Inc.,
                                  as General Partner

                              THE TORONTO-DOMINION BANK,
                                Grand Cayman Islands
                                Branch, B.W.I.


                              By
                                 --------------------------------
                                 Title:


                              BANK OF MONTREAL,
                                Chicago Branch,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE BANK OF NEW YORK,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE BANK OF NOVA SCOTIA,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE CANADIAN IMPERIAL BANK
                                OF COMMERCE,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:

                              CREDIT LYONNAIS,
                                Cayman Islands Branch


                              By
                                 --------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              ROYAL BANK OF CANADA


                              By
                                 --------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF
                                BOSTON


                              By
                                 --------------------------------
                                 Title:


                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)


                              By
                                 --------------------------------
                                 Title:


                              CHEMICAL BANK


                              By
                                 --------------------------------
                                 Title:


                              BANQUE PARIBAS


                              By
                                 --------------------------------
                                 Title:

                              CITIBANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK
                                OF CHICAGO


                              By
                                 --------------------------------
                                 Title:


                              SHAWMUT BANK CONNECTICUT, N.A.


                              By
                                 --------------------------------
                                 Title:


                              BARCLAYS BANK PLC


                              By
                                 --------------------------------
                                 Title:


                              THE DAIWA BANK, LIMITED


                              By
                                 --------------------------------
                                 Title:



                              CORESTATES BANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH
                                CAROLINA


                              By
                                 --------------------------------
                                 Title:

                              THE FUJI BANK, LIMITED,
                                New York Branch


                              By
                                 --------------------------------
                                 Title:


                              LTCB Trust Company


                              By
                                 --------------------------------
                                 Title:


                              NATWEST BANK, N.A.
                              (formerly NATIONAL WESTMINSTER BANK USA)


                              By
                                 --------------------------------
                                 Title:


                              PNC BANK, National Association


                              By
                                 --------------------------------
                                 Title:


                              SOCIETE GENERALE


                              By
                                 --------------------------------
                                 Title:


                              UNION BANK


                              By
                                 --------------------------------
                                 Title:


                              TORONTO DOMINION (TEXAS), INC.,
                                as Agent


                              By
                                 --------------------------------
                                 Title: